Exhibit 32.2

CERTIFICATION OF THE CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Target Corporation, a Minnesota corporation (“the Company”), for the quarter ended August 1, 2026, as filed with the Securities and Exchange Commission on the date hereof (“the Report”), the undersigned officer of the Company certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the officer's knowledge:

1.the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: August 28, 2026

/s/ Jim Lee
Jim Lee
Executive Vice President and Chief Financial Officer